Exhibit 10.34

FIRST AMENDMENT TO THE PRIVATE INSTRUMENT OF THE CONTRACT OF COMMERCIAL PROPERTY SUBLEASE AND OTHER COVENANTS, EXECUTED ON MAY 13, 2011

By this private instrument and in accordance with the facts and the law, the parties identified below mutually appear:

On one hand, as TENANT SUBLANDLORD, CASA BAHIA CONTACT CENTER LTDA, with head office at Rua da Graça, no. 873 — Bom Retiro, São Paulo — CEP [ZIP CODE] 01125-000, enrolled in the CNPJ/MF [Corporate Taxpayer´s Registration/Treasury Department] 08.098.056/0002-13, herein represented by its undersigned legal representative, hereafter simply referred to as SUBLANDLORD;

On the other hand, as SUBTENANT, NOVA PONTOCOM COMÉRCIO ELETRÔNICO S/A, enrolled at the CNPJ under no. 09.358.108/0001-25, located at Rua Gomes de Carvalho, No. 1609 — andar 7º [7th floor] - Vila Olímpia, São Paulo, CEP [ZIP CODE] 04.547-006, herein represented under its articles of incorporation, hereafter simply referred to as SUBTENANT.

In witness whereof, the parties agree as follows:

CLAUSE ONE: The parties executed this private instrument of the contract of commercial property sublease and other covenants on May 13, 2011, for the total period of (36) (thirty-six) months, with beginning on May 13, 2011 and ending on May 12, 2014, whose subject matter is the sublease of the 2nd floor of the commercial property, which is located at the Capital of São Paulo State, at Rua da Graça, no. 873, Bairro Bom Retiro [neighborhood].

CLAUSE TWO: As the SUBTENANT needs a bigger space, it also subleases the first floor of the property abovementioned, thus the parties execute this amendment in order to rectify the sublease contract preamble and change its subject matter, which now read as follows:

“Considering the correction occurred between the parties, this instrument aims at the sublease contract of the 1st (first) and 2nd floor of the commercial property, which is located in the Capital of São Paulo State, at Rua da Graça, no. 873, Bairro Bom Retiro [neighborhood], better detailed by the sketch of the situation plan attached (Attachment I), which is executed between the parties, hereafter referred to as “Property”.”

CLAUSE THREE — The parties rectify the understanding provided in item III, of the original contract, which now read as follows:

“III- The sublease monthly value will be divided in two bases:

a)        The value related to the subleased property spaces will correspond to the total value of 15,000.00 BRL (fifteen thousand reais), considering that the contribution is 10,000.00 BRL (ten thousand reais) by the 2nd floor and 5,000.00 BRL (five thousand reais) for the 1st floor.

b)        The value related to the equipment lease will correspond to the quantity of Service Units (SU), and other places the SUBLANDLORD provides and used in each month, based on the unit values below:

b.1- 2nd FLOOR — 230 (two hundred and thirty) work stations, each one in the amount of 798.28 BRL (seven hundred and ninety-eight reais and twenty-eight cents); and 32 (thirty-two) administrative stations, each one in the amount of 523.64 BRL (five hundred and twenty-three reais and sixty-four cents);

b.2. — 1st FLOOR — 84 (eighty-four) work stations, each one in the amount of 500.00 BRL (five hundred reais); and 09 (nine) administrative stations, each one in the amount of 500.00 BRL (five hundred reais)”

CLAUSE FOUR: As CONSENTING PARTY and LANDLORD of the lease relation, the company CASA BAHIA COMERCIAL LTDA. also appears to agree with all the information.

CLAUSE FIVE: Thus, the SUBLANDLORD and the SUBTENANT agree to amend the original instrument, which they certify as lawful, good and valuable under the law, and they also state, to whom it may concern and in accordance with the law, that except the express rectifications, they agree with the other clauses, terms and conditions of the commercial lease contract abovementioned, from which they agree to be effective, rectifying the other clauses in their entirety, which remains unchanged, and this instrument shall be an integral and binding part of that contract, as if it was totally transcribed therein.

In witness whereof, they sign this amendment in 04 (four) counterparts of equal content, in the presence of the witnesses that do the same.

São Caetano do Sul, October 1, 2011.

SUBLANDLORD:

CASA BAHIA CONTACT CENTER LTDA

/s/ Jorge Azevedo
Name: Jorge Azevedo
Title: President

SUBTENANT:

NOVA PONTOCOM COMÉRCIO ELETRÔNICO S/A

/s/ Fernando Tracanella
Name: Fernando Tracanella
Title: Chief Financial Officer

/s/ Oderi Gerin Leite
Name: Oderi Gerin Leite
Title: Operations Director

CONSENTING PARTY:

CASA BAHIA COMERCIAL LTDA

1.	Michel Klein
Name: Michel Klein
Title: President

WITNESSES:

1.	Paulo Henrique C.F. Souza
Name: Paulo Henrique C.F. Souza
RG: 406680

The document contains the stamps of the Legal Department of Nova Pontocom.